VOTING AGREEMENT AND PROXY

               VOTING AGREEMENT AND PROXY, dated as of August 23, 1994, between WP Investors, Inc., a Delaware corporation (the "Buyer"), and MILTON PETRIE, the record and beneficial owner (the "Shareholder") of 28,111,274 shares (the "Shares") of common stock of Petrie Stores Corporation, a New York corporation (the "Seller").

               Concurrently herewith, the Buyer and the Seller are entering into a stock purchase agreement (the "Purchase Agreement"), pursuant to which, among other things, the Seller intends to sell the shares of the Company (as such term is defined in the Purchase Agreement) to Buyer and one or more of its designees (the "Transaction").

               As a condition to its willingness to enter into the Purchase Agreement, the Buyer has requested that the Shareholder execute and deliver this Agreement to the Buyer. As an inducement for the Buyer to enter into the Purchase Agreement, the Shareholder is executing and delivering this Agreement to the Buyer.

               Capitalized terms used but not defined herein shall have the meanings specified in the Purchase Agreement.

               Accordingly, in consideration of the premises and the agreements set forth herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereby agree as follows:

               1. Voting Agreement. The Shareholder shall vote the Shares, or execute a consent with respect to the Shares, in favor of the Transaction at any annual, special or adjourned meeting of the Seller's shareholders called by the Board of Directors for the purpose of voting on, or at which any vote is

               THIS DOCUMENT CONTAINS AN IRREVOCABLE PROXY taken related to, the Transaction, any consent in lieu of any such meeting or otherwise.

               2. Proxy. (a) The Shareholder grants to the Buyer an irrevocable proxy and irrevocably makes, constitutes and appoints the Buyer, and any designees of the Buyer, as the attorney and proxy of the Shareholder, with full power of substitution, to exercise all voting, consent and other rights to approve the Transaction and to defeat any other proposal which the Buyer believes would be reasonably likely to interfere with or impede the Transaction with respect to the Shares in respect of any annual, special or adjourned meeting of the Seller's shareholders called by the Board of Directors for the purpose of voting on, or at which any vote is taken related to, the Transaction, as such attorney and proxy or his designee or substitute shall in his sole discretion deem proper. The Shareholder hereby revokes all prior powers of attorney and proxies appointed by the undersigned at any time with respect to the Shares to the extent inconsistent with this Agreement, except that the powers of attorney jointly granted to Bernard Petrie, Joseph H. Flom, Jerome A. Manning and Albert Ratner, pursuant to the power of attorney executed on March 15, 1983, shall remain in effect, such attorneys-in-fact agreeing hereby to exercise such powers in accordance with this Agreement, and except that the Voting Agreement and Proxy with Toys "R" Us, Inc., a Delaware corporation ("Toys"), dated as of April 20, 1994 (the "Toys Proxy") shall remain in effect. Toys by its execution and delivery hereof consents to the grant of this proxy and power of attorney and to the execution and delivery of this Voting Agreement and Proxy and, as long as the Toys Proxy and the Toys Agreement remain in effect and Toys has not received notice that the Purchase Agreement has been terminated, further agrees to exercise and to refrain from exercising its powers pursuant to the Toys Proxy so that the Shares may be voted in accordance with this Agreement and as contemplated by Section 1 of the Toys Proxy.

                    (b) This power of attorney and proxy is coupled with an interest in the Shares and is irrevocable, shall not be terminated by any act of the Shareholder or by operation of law, by death, disability or incompetence of the Shareholder, by lack of appropriate power or authority, or by the occurrence of any other event or events and shall be binding on all beneficiaries, heirs at law, legatees, distributes, successors, assigns and legal representatives of the Shareholder. If after the execution of this Agreement the Shareholder shall die or become incapacitated, cease to have appropriate power or authority, or if any other such event or events shall occur, the Buyer is nevertheless authorized and directed to vote the Shares in accordance with the terms of this Agreement as if such death, incapacity, lack of appropriate power or authority or other event or events had not occurred and regardless of notice thereof.

                    (c) The proxy granted herein shall expire at the earlier of (i) the termination of the Purchase Agreement in accordance with its terms, or (ii) the Closing under the Purchase Agreement.

               3. Agreement Not to Sell Shares. (a) Except as permitted by Sections 3(b) and (c) below, the Shareholder will not (i) directly or indirectly, sell, transfer, assign, pledge, hypothecate or otherwise dispose of or encumber any Shares, or enter into any contract, option, agreement or other arrangement with respect to the foregoing, other than this Agreement and the Toys Proxy; (ii) directly or indirectly, solicit, encourage, participate in or initiate discussions or negotiations with, or provide information to, any person or entity concerning any direct or indirect sale or other disposition of the Shares; (iii) take any action which could reasonably result in preventing the consummation of the transactions contemplated by the Purchase Agreement; or (iv) take any action that would have the effect of preventing or disabling the Shareholder from performing the Shareholder's obligations under this Agreement. Any shares of common stock of the Seller (or any other voting securities of the Seller or securities convertible into shares of common stock or other voting securities of the Seller) acquired by the Shareholder prior to the Closing Date shall be included in the Shares subject to this Agreement.

                    (b)  Notwithstanding Section 3(a) above, the
     Shareholder and/or his legal representatives, as applicable, may sell, transfer or otherwise dispose of, for any purpose,
     (i) prior to approval of the Transaction by the shareholders of the Seller at the Shareholders Meeting, up to 1,500,000 Shares; provided, that the Shareholder shall continue to own at least a majority of the shares of common stock of the Seller on a fully diluted basis and (ii) following the approval by the Seller's shareholders of the Transaction at the Shareholders Meeting, a number of Shares which, when added to the number of Shares sold, transferred or otherwise disposed of pursuant to clause
     (i) above, will equal 4,000,000 Shares; provided, that if the Shareholder dies, his legal representatives may sell, transfer or otherwise dispose of, after the approval by the Seller's shareholders of the Transaction at the Shareholders Meeting, a number of Shares as shall be deemed advisable by the Seller's legal representatives in connection with the administration of the Shareholder's estate, including the timely payment of any or all estate taxes; provided, further, that any charitable trust, foundation, organization or similar entity to which any Shares are transferred shall agree to be bound by this Agreement. Notwithstanding the foregoing, (x) if, after approval of the Transaction at the Shareholders Meeting, another meeting of the Seller's shareholders shall be called for the purpose of voting on the Transaction or any other proposal which the Buyer believes would be reasonably likely to interfere with or impede the Transaction, or any consent in lieu thereof shall be solicited, clause (ii) above and the proviso immediately following it shall be suspended, as to any Shares then subject to this Agreement, until the Transaction shall have been approved or such other proposal shall have been defeated; and (y) no sale, transfer or other disposition under this Section 3(b) shall be permitted if it would cause any representation contained in the Ruling Request or the Private Letter Ruling to be inaccurate.

                    (c)  Notwithstanding Section 3(a) above, the
     Shareholder may pledge any number of Shares to finance the Shareholder's living, charitable and other customary expenses in one or more bona fide loan transactions, so long as (x) the pledge agreement provides that any such Shares prior to foreclosure thereon and sale thereof pursuant to such pledge agreement shall continue to be subject to this Agreement (other than Section 3(a) above) and (y) any Shares as to which the pledgee has so foreclosed shall be taken into account in determining compliance with this Section 3.

                    (d) A copy of each pledge agreement relating to Shares and of each agreement by a charitable trust, foundation, organization or similar entity referred to in Section 3(b) above shall be delivered to the Buyer promptly upon the pledge or transfer of such Shares, as the case may be.

                    (e)  Upon the sale, transfer, assignment,
     pledge, hypothecation or other disposition of any Shares in compliance with Sections 3(b) and (c) above, such Shares shall cease to be subject to this Agreement except as expressly provided therein.

               4. Legend. Each certificate evidencing the Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT DATED AS OF AUGUST 23, 1994 BETWEEN WP INVESTORS, INC. AND THE SHAREHOLDER."

               The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Shares in accordance with this Agreement or upon the termination of this Agreement pursuant to Section 2(c) above.

               5. Delivery of Reports, Etc. The Shareholder shall deliver to the Buyer a copy of any report, opinion, recommendation, assessment, summary, compilation or other document relating to the liabilities of the Seller and its subsidiaries and prepared for or on behalf of or addressed to the Shareholder or the Shareholder's attorneys-in-fact and not previously delivered to the Buyer by the Seller. At the Buyer's request, the Shareholder or such attorneys-in-fact, as the case may be, shall cause the party preparing any such document to provide a letter permitting the Buyer to rely thereon as though it were addressed to the Buyer.

               6.   Miscellaneous.

                    6.1.  Binding Effect; No Assignment.  This
     Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and legal representatives, heirs and assigns. This Agreement may not be assigned by either party hereto without the consent of the other party; provided, however, that Buyer may assign its rights and obligations hereunder to E.M. Warburg, Pincus & Co., Inc. ("Warburg Pincus") and/or one or more persons or entities affiliated with Warburg Pincus.

                    6.2. Entire Agreement; Modification and Waiver. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations and understandings of the parties, both written and oral. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. The waiver by a party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof.

                    6.3. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or sent by cable, telegram, telecopier or telex to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice, each party hereto agreeing that any notice to any one party shall also be delivered to all other parties:

                         (i)    if to the Shareholder, to:

                                Bernard Petrie
                                633 Battery Street
                                San Francisco, California 94111

                                Joseph H. Flom
                                Skadden, Arps, Slate, Meagher & Flom
                                919 Third Avenue
                                New York, New York 10022

                                Jerome A. Manning
                                Stroock & Stroock & Lavan
                                7 Hanover Square
                                New York, New York 10004     and

                                Albert Ratner
                                Forest City Enterprises
                                10800 Brookpark
                                Cleveland, Ohio 44130
                                with a copy to:

                                Skadden, Arps, Slate, Meagher & Flom
                                919 Third Avenue
                                New York, New York 10022
                                Attention:  Alan C. Myers, Esq.
                                Facsimile:  (212) 735-2000

                         (ii)   if to Buyer, to:

                                WP Investors, Inc.
                                c/o E.M. Warburg, Pincus & Co., Inc.
                                466 Lexington Avenue
                                New York, New York 10017
                                Attention:  Errol M. Cook
                                Facsimile:  (212) 878-9351

                                with a copy to:

                                Wachtell, Lipton, Rosen & Katz
                                51 West 52nd Street
                                New York, New York 10019
                                Attention:  Stephanie J. Seligman
                                Facsimile:  (212) 403-2000

                         (iii)  if to Toys, to:

                                Toys "R" Us, Inc.
                                395 W. Passaic Street
                                Rochelle Park, New Jersey 07662
                                Attention:  Louis Lipschitz
                                            Chief Financial Officer
                                Facsimile:  (201) 845-0973

                                with a copy to:

                                Schulte Roth & Zabel
                                900 Third Avenue
                                New York, New York 10022
                                Attention:  Andre Weiss, Esq.
                                Facsimile:  (212) 593-5955

                         6.4.  Governing Law.  This Agreement shall
          be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

                         6.5.  Counterparts.  This Agreement may be
          executed by the parties hereto in one or more counterparts which together shall constitute a single agreement.
                    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                              WP INVESTORS, INC.

                                By: /s/ Reuben S. Leibowitz
                                    Name:   Reuben S. Leibowitz
                                    Title:  Vice President

                              MILTON PETRIE

                              By: /s/ Bernard Petrie
                                  Bernard Petrie, as Attorney-in-Fact

                              By: /s/ Joseph H. Flom
                                  Joseph H. Flom, as Attorney-in-Fact

                              By: /s/ Jerome A. Manning
                                  Jerome A. Manning, as Attorney-in-Fact

                              By: /s/ Albert Ratner
                                  Albert Ratner, as Attorney-in-Fact

          Consented and Agreed:

          TOYS "R" US, INC.

          By: /s/ Louis Lipschitz
          Name:   Louis Lipschitz
          Title:  Senior V.P. Finance and CFO